                                                                     Exhibit 5.1
                       CONSENT OF INDEPENDENT ACCOUNTANTS
The Sponsors and Trustee of
Government Securities Income Fund--GNMA Series 1Y, Defined Asset Funds

We consent to the use in this Post-Effective Amendment No. 4 to Registration Statement No. 33-57873 of our opinion dated September 7, 1999 appearing in the Prospectus, which is part of such Registration Statement, and to the reference to us under the heading 'Auditors' in such Prospectus.

DELOITTE & TOUCHE LLP
New York, N.Y.
September 15, 1999